                         WELLS FARGO LEADERS (SERIES I AND IR)
                               SEPARATE ACCOUNT ONE
                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-101933



                        SUPPLEMENT DATED NOVEMBER 18, 2004
                     TO THE PROSPECTUS DATED NOVEMBER 1, 2004

           SUPPLEMENT DATED NOVEMBER 18, 2004 TO YOUR PROSPECTUS

Effective September 15, 2004, New Star Institutional Managers Limited became the new sub-adviser for the Wells Fargo Variable Trust International Equity Fund, subject to Shareholder approval. Shareholders of the Wells Fargo Variable Trust International Equity Fund will be asked to approve the Fund's new sub-adviser at a special shareholder meeting currently scheduled for January 14, 2005.

     THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                              REFERENCE.

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